UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Ashland Global Holdings Inc. (the “Company”) issued a news release today regarding a force majeure event following a fire at an Intermediates and Solvents plant in Marl, Germany.  The text of the Company’s news release, attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated August 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

August 11, 2017	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

99.1	News Release dated August 11, 2017

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